EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of T-Mobile US, Inc. (the “Company”), on Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission (the “Report”), John J. Legere, President and Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 24, 2016

/s/ John J. Legere
John J. Legere President and Chief Executive Officer